Exhibit 99.1

Fusion Fuel Business Combination Overview Investor Presentation June 2020

Fusion Fuel & HL Acquisitions: Business Combination Overview

Disclosure

THIS PRESENTATION HAS BEEN PREPARED FOR USE BY HL ACQUISITIONS CORP. (“HL”) AND FUSION WELCOME – FUEL, S.A. (“FUSION FUEL”) IN CONNECTION WITH THEIR PROPOSED BUSINESS COMBINATION. SUCH PRESENTATION MAY BE PRESENTED TO CERTAIN OF HL’S SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING HL SECURITIES, IN CONNECTION WITH THE BUSINESS COMBINATION.

HL, FUSION FUEL, THEIR AFFILIATES AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF HL’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO HL’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED BUSINESS COMBINATION TO BE FILED BY HL AND FUSION FUEL, WHICH WILL INCLUDE A PRELIMINARY PROXY STATEMENT/PROSPECTUS OF HL THAT WILL BE USED TO SOLICIT SHAREHOLDER APPROVAL OF THE TRANSACTION. INVESTORS AND SECURITY HOLDERS MAY ALSO OBTAIN INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTION OF HL’S DIRECTORS AND OFFICERS IN HL’S FILINGS WITH THE SEC, INCLUDING HL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2019, WHICH WAS FILED WITH THE SEC ON SEPTEMBER 10, 2019.

INVESTORS AND SECURITY HOLDERS OF HL AND FUSION FUEL ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT HL AND FUSION FUELTHROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

SOME OF THE FINANCIAL INFORMATION AND DATA CONTAINED HEREIN DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY SUCH INFORMATION AND DATA HAS BEEN AND WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN PROXY STATEMENT/PROSPECTUS. HL AND FUSION FUEL BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS.

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS. TERMS SUCH AS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTEND,” “MAY,” “MIGHT,” “PLAN,” “POSSIBLE,” “POTENTIAL,” “PREDICT,” “PROJECT,” “SHOULD,” “WOULD” AS WELL AS SIMILAR COMMENTS, ARE FORWARD-LOOKING IN NATURE. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS DISCUSSION ARE BASED ON CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS. THERE CAN BE NO ASSURANCE THAT FUTURE DEVELOPMENTS AFFECTING HL OR FUSION FUEL WILL BE THOSE THAT ARE ANTICIPATED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES (SOME OF WHICH ARE BEYOND THE CONTROL OF HL AND FUSION FUEL) OR OTHER ASSUMPTIONS THAT MAY CAUSE ACTUAL RESULTS OR PERFORMANCE TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS.

THE FINANCIAL PROJECTIONS INCLUDED IN THIS PRESENTATION ARE ALSO FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND HL’S AND FUSION FUEL’S CONTROL. WHILE ALL PROJECTIONS ARE NECESSARILY SPECULATIVE, HL AND FUSION FUEL BELIEVE THAT THE PROSPECTIVE FINANCIAL INFORMATION COVERING PERIODS BEYOND TWELVE MONTHS FROM ITS DATE OF PREPARATION CARRIES INCREASINGLY HIGHER LEVELS OF UNCERTAINTY AND SHOULD BE READ IN THAT CONTEXT. THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS, AND ACTUAL RESULTS MAY BE MATERIALLY GREATER OR MATERIALLY LESS THAN THOSE CONTAINED IN THE PROJECTIONS. THE INCLUSION OF PROJECTIONS IN THIS PRESENTATION SHOULD NOT BE REGARDED AS AN INDICATION THAT HL AND FUSION FUEL, OR THEIR REPRESENTATIVES, CONSIDERED OR CONSIDER THE PROJECTIONS TO BE A RELIABLE PREDICTION OF FUTURE EVENTS.

NEITHER HL NOR FUSION FUEL UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE FUSION FUEL’S ABILITY TO EXECUTE ON ITS BUSINESS PLAN, THE DEMAND AND MARKET FOR ALTERNATIVE ENERGY AND FUSION FUEL’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

NEITHER HL NOR FUSION FUELMAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN HL OR FUSION FUEL AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN HL OR FUSION FUEL.

THIS PRESENTATION SHALL NEITHER CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

2

Executive Summary & Deal Overview

Fusion Fuel & HL Acquisitions: Business Combination Overview Business Combination: HL Acquisitions & Fusion Fuel 4 HL Acquisitions Corp (HCCH) • Nasdaq - listed SPAC raised $55mm in June 2018 • $54mm currently held in trust as of June 2, 2020 • Experienced Board & Management team o Four decades of experience o Deep energy backgrounds across multiple verticals o Broad Capital Markets experience • Extensive network of commercial & financial relationships • Proven investment track record Fusion Welcome – Fuel S.A. (Fusion Fuel) • An Emerging Leader in the Green Hydrogen Space • Unique & innovative hydrogen technology solutions, efficiently tailored for industrial applications o Proprietary electrolyzer technology, with multiple points of 3 rd party validation o Existing CPV manufacturing capabilities, expertise, & track record o Robust project pipeline o Local content advantage • Management team with decades of combined experience in the clean energy sector

Fusion Fuel & HL Acquisitions: Business Combination Overview

HL Acquisitions & Fusion Fuel: Transaction Overview (in millions)[1]

Sources	
Parent Securities to Fusion Fuel at Closing[3]	$26
Estimated Cash Held in Trust	$54
Estimated Cash Contributed from Balance Sheet	$0
Total Sources	**$80**

Pro-Forma Valuation[2]	
Current Redemption Price[4]	$10.56
PF Shares Outstanding	9.2
Implied Equity Value	**$97**
Plus: Net Debt	$0
Enterprise Value	**$97**

Uses	
Equity Consideration to Existing Fusion Investors[3]	$26
Cash to Existing Fusion Investors	$0
Cash for Growth & Corporate Purposes	$47.5
Estimated Transaction Costs	$6.5[5]
Total Uses	**$80**

Illustrative Pro-Forma Ownership[2]



HL Sponsor Shareholders
13.6%, 1.25M Shares
Existing Fusion Fuel Shareholders
23.2%, 2.13M Shares
HL Public Shareholders
63.2%, 5.79M Shares

1. Assuming no shareholders exercise redemption rights
2. Based on primary shares outstanding; excludes 9,875,000 outstanding HL warrants with a strike price of $11.50 per share, and 1,137,000 Class A ordinary shares and 1,137,000 warrants in potential earnout consideration to be issued to current Fusion Fuel shareholders contingent upon execution of HPAs and other related milestones
3. Assuming the value of units of Class B ordinary shares and warrants to purchase Class A ordinary shares to be issued to Fusion Fuel shareholders are equal to €10.73 per unit and a Euro/US$ exchange rate of $1.13/1 €
4. Based on the current redemption
5. Includes $1.7m of sponsor credit to be repaid upon transaction close

5

Fusion Fuel & HL Acquisitions: Business Combination Overview Executive Summary: HL Acquisitions & Fusion Fuel 6 The merger’s earnout incentive reinforces alignment and helps manage risk by tethering commercial progress to deal economics, while also supporting long - term growth Fusion Fuel’s proprietary technology potentially enables ultra - competitive Green Hydrogen production – creating a truly unique and streamlined value proposition for its customers and investors alike Green Hydrogen continues to gain momentum, as active government support and decarbonizing trends are creating significant tailwinds, particularly for hydrogen and natural gas mixing. Fusion Fuel has an early mover advantage within the emerging Green Hydrogen market, with a clear and visible commercial ramp – grounded in existing industrial dynamics. Fuel Fuel’s focus on European markets, with locally sourced production and significant institutional knowledge, creates meaningful competitive advantages and the potential for outsized returns. The potential capital from HL’s merger with Fusion Fuel would accelerate its speed to market , helping to quickly establish its footprint in the rapidly expanding European market.

Market Overview

Fusion Fuel & HL Acquisitions: Business Combination Overview A Massive Addressable Market 8 1. The Future of Hydrogen, IEA, June 2019 – 70mt per annum. 2. Hydrogen Roadmap Europe: A Sustainable Pathway for the European Energy Transition; FCH JU, 2019 EU Hydrogen Consumption Expected To Grow by 2 - 7x … Only 2% Of Production Currently Comes From Electrolysis 2 The Global Hydrogen market has grown to nearly € 150 bn per year 1 Problem : Nearly all hydrogen is produced from hydrocarbons, accounting for ~ 6 % of total natural gas consumption … … which has positioned legacy hydrogen production among the world’s largest sources of CO 2 emissions at ~ 830 mt/year¹ Solution : Green Hydrogen – made from renewables with virtually no CO 2 – is the key for unlocking Hydrogen’s long - term potential, and a significant driver toward meeting CO 2 reduction targets Hydrogen Demand Is At An Inflection Point 0 10 20 30 40 50 60 70 80 Base Case Bull Case Base Case Bull Case 2015 2030 2050 MT/Year Roadmap For EU Hydrogen Deployment² Power Generation Buffering Transportation Heating & Power For Buildings Industrial Energy New Industry Feedstock Existing Industry Feedstock

Fusion Fuel & HL Acquisitions: Business Combination Overview

Why Green Hydrogen?

Hydrogen Supply

- Demand for hydrogen is substantial. However, there is virtually no naturally occurring elemental hydrogen
- Nearly all hydrogen consumed today is **Brown Hydrogen** — produced from fossil fuels that produce significant CO_2 emissions (i.e. 9 tons of CO_2 /ton of hydrogen[1])
- Nearly all of the world's hydrogen today is consumed by two industries, oil refining and ammonia production

Blue vs. Green

- Recent innovations allow for hydrogen to be produced as Blue or Green Hydrogen
- **Blue Hydrogen** is obtained through carbon capture & storage, which can reduce up to 90% of carbon emissions, but at costs 30-40% higher than brown hydrogen[2]
- **Green Hydrogen** is produced through water electrolysis powered by renewable electricity, which reduces ~100% of direct carbon emissions, but at costs that have historically been uncompetitive

Decarbonization Holy Grail

- Hydrogen is increasingly viewed as a key pillar in emissions reduction strategies, and is a focus point as major economies drive green investments
- Hydrogen has the potential to supplement or displace hydrocarbons in transportation, heavy industry, and other applications that have proven to be notoriously difficult to decarbonize

Emerging Policy Focus

- Green hydrogen has been earmarked by the European Commission as a priority area
- Over the past year, several governments, including Germany, Britain, Australia, Portugal and Japan, have announced hydrogen strategies
- Green Hydrogen is also poised to play a critical role in programs aimed at stimulating the economy following the global health crisis (e.g. the European Green Deal)

1. Hydrogen Production via Steam Reforming with CO_2 Capture; International Conference on Safety and Environment in the Process Industry
2. The Future of Hydrogen, IEA, June 2019

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Fusion Fuel & HL Acquisitions: Business Combination Overview

Government Support For Green Hydrogen

European Potential: Hydrogen & Nat Gas Mixing

Europe imports 400-500bcm of natural gas each year. Mixing Green Hydrogen into those gas networks is an increasingly viable tool to meet decarbonization goals and represents a significant source of long-term hydrogen demand.[1]

Current Hydrogen plans and Natural Gas Mixing Targets:

- Portugal: 10-15% mix by 2030 & 350k tons/year of Green Hydrogen production by 2030[2]
- UK: 3-20% parliamentary recommended mix[3]
- France: 10% mix by 2030[4]
- Germany: +10% mix, ~420k tons/year of Green Hydrogen production by 2030[5]
- European Commission: 1.0m ton clean hydrogen production target, €30B earmarked tech development[6]

Natural Gas – Imports Overview (bcm)[1]


0.7
4.7
3.5
43.8
39.6
14.3
78.9
19.9
9.0
2.9
9.8
9.9
47.8
0.9
1.6
1.5
63.8
2.9
5.7
30.4
4.8

Adding A 10% Green Hydrogen Mix To Europe's Imported Natural Gas Represents An €11B/year opportunity[7]

1. 2018 Natural Gas Imports bcm, 2018; McKinsey & Company, Energy Insights EU Pipeflow
2. Portugal's National Hydrogen Strategy (EN-H2), May 2020
3. Decarbonising the Gas Network; Parliamentary Office of Science & Technology
4. Hydrogen Roadmap and Industrial Development in France, June 2019
5. Germany's National Strategy for Hydrogen, June 2020 – refers to 14TWh of Green H_2
6. European Green Deal Recovery Package, European Commission, May 2020
7. Using a €3 p/kg price for Green Hydrogen and 0.082 kg per m^3 of H_2 for 450bcm

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Fusion Fuel & HL Acquisitions: Business Combination Overview Immediate Opportunities & Long - Term Growth 11 € 18bn Secondary Addressable Market € 250bn Global Addressable Market Fusion Fuel’s Local Market Should Drive Substantial Growth, With Scalable Opportunities Across Southern Europe & MENA € 900m Local Addressable Market Note: Addressable Market calculation includes current H 2 consumption (refineries, ammonia producers, etc.) + the goal of mixing 10% of natural gas consumption with Green Hydrogen. The 10% natural gas was calculated using 10% of natural gas volumes as hydrogen and converted into kgs at 0.082kg per m3, and us ing a value of €3 per H2 Source: Fusion Fuel Management estimates Portugal Spain Morocco France Italy Greece

Fusion Fuel & HL Acquisitions: Business Combination Overview Significant Local Content Advantages 12 Fusion Fuel Has Already Been Named In Portugal’s National Hydrogen Strategy As A Strategic Technology Provider Portugal’s Hydrogen Strategy Green hydrogen is a key pillar of Portugal’s decarbonization strategy, and the new economic ecosystem it plans to build the green hydrogen value chain . Strategy calls for a gradual green hydrogen production ramp to 350 ktons/year by 2030 . Fusion Fuel’s production targets represent less than 10 % of the national objective – providing significant room for further growth . Fusion Fuel seeks to be a leader in this new, local industrial sector – expanding local production capacity to meet Portugal’s strategic vision, while potentially participating in one of Europe’s flagship Hydrogen projects, Green Flamingo . Several of Fusion Fuel’s projects are referenced explicitly within the government’s strategic roadmap . Portugal’s 2030 Hydrogen Targets 1 H 2 in natural gas grid distribution of total final consumption fuel replacement in road transportation H 2 fueling stations electrolyzer capacity installed replacement of natural gas with H 2 in Industry investment into the production of H 2 reduction in natural gas imports subsidies and incentives 1. Portugal’s National Hydrogen Strategy (EN - H2), May 2020

Fusions Fuel: Company Details

Fusion Fuel & HL Acquisitions: Business Combination Overview Fusion Fuel’s Business & Strategy Fusion Fuel Has Redesigned The Initial Stages Of The Hydrogen Value Chain To Efficiently Utilize CPV Waste Heat… Source: Fusion Fuel Management estimates 14 CPV Solar Tracker MagP Product (exclusive to Fusion Fuel) Photon Electrochemical Hydrogen Generator Fusion Fuel’s electrolyzer Hydrogen Tanks Open market products Vision Emerging Leader : Become a major player in the global hydrogen economy over the next 10 years Mission : To enable meaningful emissions reductions through viable economic means Business Lines Technology : Produce & sell Green Hydrogen generators Project Development : Deliver & operate Hydrogen facilities, utilizing our existing experience & footprint Strategy Fusion Fuel’s Core Technology Phase I : Develop a technology & project pipeline in Southern Europe and MENA Phase II : Methodically expand to high solar irradiation locations, e . g . USA, Australia, Middle East, etc .

Fusion Fuel & HL Acquisitions: Business Combination Overview 15 Fusion Fuel Strategy & Business Lines Technology Provider of Green Hydrogen Technology • Sell and Install Fusion Fuel hydrogen generators to customers seeking to operate and own Green Hydrogen facilities • Develop and sell Green Hydrogen plants for gas or electrical applications • Remote tracking and monitoring of hydrogen generator performance, and maintenance flagging Project Development Plant Operator & Seller of Green Hydrogen • Develop and finance Green Hydrogen plants by selling Green Hydrogen to customers across the utility, refining, ammonia, and industrial sectors • Development based on long - term contracts (HPAs), creating visible and secure cashflow . • Owner & Operator of Green Hydrogen infrastructure assets Business & Strategy Fusion Fuel will sell its proprietary technology via hydrogen generators, while also developing its own Green Hydrogen projects underwritten by long - term Hydrogen Purchase Agreements (HPAs) with high - quality counterparties Phase I: Focus on Southern Europe & MENA, Phase II: Thoughtful Global Expansion

Fusion Fuel & HL Acquisitions: Business Combination Overview 16 Fusion Group History Concentrated Photovoltaic Fusion Group, and its predecessor companies specialized in the creation of CPV solar solutions • Over 20 solar CPV plants installed throughout Europe and MENA . • Over time became the leading CPV solar solution provider in Europe . • Developed relationships with key stakeholders throughout the energy, regulatory, and commercial spheres . 2008 – 2018 2018 – 2020 2020 Fusion Fuel Go - Live Fusion Fuel is ready to bring its proprietary technology to the market • Fusion Fuel’s Hydrogen generator has been developed and tested . • External Hydrogen purity testing from the hydrogen generator has been done and purity confirmed for all major industrial purposes and Fusion Fuel key markets • First Hydrogen plant designed, and project plans have been submitted to the Portuguese Government, including the application for an innovation grant for the development of this first project . • Business development commences for projects in Southern Europe and MENA . Fusion Fuel Launched Fusion Fuel is created to pursue Green Hydrogen R&D • Fusion Fuel begins development of an alternative to Brown Hydrogen, with the goal of minimizing the associated carbon footprint, and to provide a market solution for meeting emissions reduction targets . • Starting with the principle of recovering waste heat from the solar energy conversion process, Fusion Fuel began to explore possibilities to use this energy to generate Green Hydrogen . • Fusion Fuel’s technology and concept is externally validated by the technology department from Lisbon’s Instituto Superior de Técnico .

Fusion Fuel & HL Acquisitions: Business Combination Overview Fusion Fuel Executives & Directors 17 Joao Teixeira Wahnon – Head of Business Development at Fusion Fuel 16 years experience in renewable energy project development, has overseen negotiations of more than € 500 m in renewable projects ; background in Civil Works Contracting, and was previously Construction Director of the Somague Group ; Degree in Civil Engineering Frederico Figueira de Chaves – Chief Financial Officer of Fusion Fuel Managing Partner of KFH Investments . Previously held various Managing Director roles in his 13 years at UBS AG in Asset Management and UBS AG Group Pedro Falcão e Cunha – Chairman of Fusion Fuel Previously CEO of Somague Environmental Group, the largest private company operating environmental infrastructure in Portugal . Managed Somague's activities in Macau and before that was a Lecturer on Hydraulics at Instituto Superior Técnico, one of Europe's leading engineering universities Jaime Silva – Chief Technology Officer of Fusion Fuel 13 years experience leading companies in the solar energy sector ; inventor of several proprietary technologies in the renewable energy space ; previously had 17 years experience as serial entrepreneur in the technology space ; Degree in Electrical Engineering, Masters in Management and in Telecommunications

Fusion Fuel & HL Acquisitions: Business Combination Overview Head Start: Exclusive Production Capacity Agreement 18 Fusion Fuel’s Electrolyzer Attaches To CPV Modules Already Produced By MagP , Limiting Early - Stage Production Risks MagP Inovação Installations, Portugal Immediate Access to Production • Fusion Fuel has an exclusive production agreement with MagP Inovação ( MagP ) to be able to deliver on its project pipeline through ~ 2023 • MagP has constructed and installed 20 + solar plants around the world, performing daily tracker performance monitoring with 98 % up - time over the past 10 - years • MagP’s 20 , 000 m 2 production facility in Portugal currently has an annual production capacity of 700 trackers, representing ~ 700 tons of Green Hydrogen per annum • Core technology, coupled with an exclusive production capacity , is a significant competitive advantage that reduces the early - stage risks – particularly as these challenges can be early barriers in the sector’s development

Business Model

Fusion Fuel & HL Acquisitions: Business Combination Overview 0 2 4 6 8 0 2 4 6 8 Natural Gas Coal Natural Gas W/ CCUS Renewables $/kg $/kg Target Production Cost¹ (Brown Hydrogen) (Blue Hydrogen) (Green Hydrogen) (Green Hydrogen) (Brown Hydrogen) Hydrogen Production Costs Fusion Fuel Enables Ultra - Competitive Green Hydrogen Production That’s ~50 - 80% Cheaper Vs Existing Solutions 1 1) Ultimate cost is dependent on location / quality of solar irradiance (i.e., DNI between 1800 – 2700) Source: The Future of Hydrogen, IEA, June 2019, Fusion Fuel Management estimates 20

Fusion Fuel & HL Acquisitions: Business Combination Overview 21 Technology Selling Green Hydrogen Generators Will sell hydrogen generators to Refineries, Ammonia Producers and Natural Gas Distributors, and others Fusion Fuel’s Technology business also intends to supply its product development – using the Green Hydrogen Generators for its own Green H 2 plants Portugal – ongoing discussions to close the following strategic projects for Fusion Fuel • Evora – First full - scale Hydrogen Plant • Portugal’s Hydrogen Strategy – Sines 1 - 5 / Green Flamingo Projects (see project slide) Rest of Europe – France, Spain and Greece • Continued discussions with strategic players, and existing customers MENA – Morocco • Continued discussions with strategic players Project Development Plant Development & Operation Intends to develop own facilities, selling Hydrogen to Refiners, Ammonia Producers, Natural Gas Distributors, Infrastructure asset managers, or others Projects to be underwritten by hydrogen sold through long - term purchase price agreements (HPAs) Portugal – ongoing discussions to close the following strategic projects and HPAs • Sines 1 - 5 • H 2 production plants to supply hydrogen fueling stations for ground transportation MENA – Morocco • Preliminary discussions with strategic players for co - investment opportunities, HPAs Two Distinct Business Lines

Fusion Fuel & HL Acquisitions: Business Combination Overview

Initial Project Overviews

Evora Project

A **Green Hydrogen Utility Scale Demonstrator**, using Fusion Fuel's technology to produce Green Hydrogen. It has two phases and a total of 65 Hydrogen Generators:

1. 40 Hydrogen Generators to produce Green Hydrogen to affirm Solar to Hydrogen efficiency rate of 26.8% at the DC-PEHG level on a large-scale
2. 15 Hydrogen Generators to contribute to local hydrogen storage testing

Location: Evora, Portugal

Commercialization Progress: Expected to be supported by an innovation grant, negotiations ongoing with Hydrogen off-taker

Potential EBITDA Contribution: *NM – demonstrator project*

Date Of First Revenue (Approx.): H2 2020

Sines Project

5 projects, each with a 25-year lifespan, installed from 2021-2025, 15-year HPAs, to be owned/operated by Fusion Fuel:

Sines 1: 1k tons (~1k generators)
Potential EBITDA[1]: €3m/year

Sines 2: 3k tons (~2.6k generators)
Potential EBITDA: €8m/year

Sines 3: 5k tons (~4.3k generators)
Potential EBITDA: €12m/year

Sines 4: 8k tons (~6.9k generators)
Potential EBITDA: €17m/year

Sines 5: 10k tons (~8.6k generators)
Potential EBITDA: €17m/year

Location: Sines, Portugal

Commercialization Progress: In discussions with natural gas distributors, network and government stakeholders

Date Of First Revenue (Approx.): H1 2021

1. Projections are based on the financial and business model of Fusion Fuel management, constitute "forward-looking statements" and involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different. See disclosures and disclaimers on slide 2 of this presentation.

Source: Fusion Fuel Management estimates

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Fusion Fuel & HL Acquisitions: Business Combination Overview



Fusion Fuel Project Timelines
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
2022+
Evora
Construction
Land Preparation
Foundation Civil Construction
Installation
Trackers Installation
Pipe & Grid Connections
DC-PEHG Installation
Others
Plant Tests
Commissioning
Independent Auditing & Performance Reports
Operation
Sines One1
Land Preparation
Trackers Installation
Operation

1. Sines timeline is illustrative. Firm schedules are pending continued development w/ potential stakeholders. Completion and closing of both projects is still pending

Source: Fusion Fuel Management estimates

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Fusion Fuel & HL Acquisitions: Business Combination Overview

Growth Driver in Portugal: The Sines Project

	2021	2022	2023	2024	2025	Cumulative
Project Name	Sines 1	Sines 2	Sines 3	Sines 4	Sines 5	**Sines 1 - 5**
Concession Period	25 years	25 years	25 years	25 years	25 years	**25 years**
Project Capacity	1,000 Tons / Year	3,000 Tons / Year	5,000 Tons / Year	8,000 Tons / Year	10,000 Tons / Year	**27,000 Tons / Year**
HPA (Year 1 - 15)[1]	3.45 €/Kg	2.95 €/Kg	2.75 €/Kg	2.40 €/Kg	1.90 €/Kg	**1.90 €/Kg**
HPA (Year 16 - 25)[1]	1.50 €/Kg	1.50 €/Kg	1.50 €/Kg	1.50 €/Kg	1.50 €/Kg	**1.50 €/Kg**
Investment Required	22,955,980 €	56,383,206 €	87,803,458 €	131,356,076 €	153,639,160 €	**452,137,882 €**
Equity	4,591,196 €	11,276,641 €	17,560,692 €	26,271,215 €	30,727,832 €	**90,427,576 €**
Debt	18,364,784 €	45,106,565 €	70,242,767 €	105,084,861 €	122,911,328 €	**361,710,306 €**
$IRR_{LEVERED}$	**26.40%**	**29.34%**	**29.26%**	**25.25%**	**17.83%**	**24.91%**
Payback Period	**3.8 Years**	**3.4 Years**	**3.4 Years**	**4.0 Years**	**5.6 Years**	**4.0 Years**

In Negotiation (2021–2022) ***In Pipeline*** (2023–2025)

Key Growth Driver - Sines Project: HPA Negotiations Ongoing With Portuguese Gov, Regulators & Stakeholders

1. HPA's (Year 1-15) for 2021 and 2022 are currently being negotiated with the Portuguese Government, Regulator and relevant Stakeholders. For the following years we assumed a market tendency based on the prices from other projects in Europe and the expectations for the Green Flamingo Project in Portugal

Source: Fusion Fuel Management estimates

24

Fusion Fuel & HL Acquisitions: Business Combination Overview 25 Geographic Concentration & Strategy Fusion Fuel’s technology works at its optimal level in regions with high solar irradiation Over time, Fusion Fuel’s intention is to build out local business development platforms in regions that enable the production of renewable hydrogen at low costs, and where the addressable market size and commercial applications are most significant • Phase I : Current pipeline is focused on Southern Europe and Northern Africa • Phase II : High solar radiation locations around the world, e . g . USA, Australia, Middle East, etc . Hydrogen Production Potential by Geography Fusion Fuel Geographic Strategy

Financial Overview

Fusion Fuel & HL Acquisitions: Business Combination Overview 27 Fusion Fuel: Baseline Model Projections 1 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0 50 100 150 200 250 300 2020E 2021E 2022E 2023E 2024E Margin % MM € Sales EBITDA Net Income Gross Margin EBITDA Margin As Fusion Fuel Ramps Production, It Expects Significant Revenue, EBITDA, & Income Growth 1. Projections are based on the financial and business model of Fusion Fuel management, constitute “forward - looking statements” an d involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different. See disclosures and disclaimers on slide 2 of this presentation. Source: Fusion Fuel Management estimates

Fusion Fuel & HL Acquisitions: Business Combination Overview

Business Plan[1]

Notes

- **Technology** revenue stemming from related projects could start as *soon as 2020*, with the potential commencement of the Evora project.
- **Project Development** revenue is projected begin in 2021, with related revenue streams beginning in ~2022, and continuing for +20 years.
- Total projected revenue by 2025 of ~€300m, with EBITDA margins potentially beyond 30%
- Business plan requires suppliers and production facilities keep up with projected growth rate:
  - Current production partner has committed to deliver 4,250 generators from 2020-2023
  - Product design changes being pursued to further increase scalability of production

€ '000s	2020E	2021E	2022E	2023E	2024E	2025E
Industry Revenues	*4,586*	*27,685*	*85,950*	*156,633*	*241,164*	*247,884*
Projects Revenues	-	-	*3,450*	*12,321*	*26,144*	*45,499*
TOTAL REVENUES	**4,586**	**27,685**	**89,400**	**168,953**	**267,308**	**293,383**
% Growth		504%	223%	89%	58%	10%
COGS	-3,957	-21,099	-63,795	-105,706	-155,164	-163,798
GROSS MARGIN	**629**	**6,585**	**25,605**	**63,247**	**112,144**	**129,585**
(%)	14%	24%	29%	37%	42%	44%
SG&A	-112	-891	-3,004	-5,804	-9,565	-12,357
Personnel	-496	-2,657	-4,394	-5,153	-5,153	-5,153
EBITDA	**21**	**3,037**	**18,206**	**52,289**	**97,425**	**112,074**
(%)	0%	11%	20%	31%	36%	38%
Depreciation	-558	-1,805	-3,939	-7,912	-12,909	-20,083
EBIT	**-537**	**1,232**	**14,267**	**44,377**	**84,516**	**91,991**
Financial result	-	-	-459	-1,561	-3,228	-5,666
EBT	**-537**	**1,232**	**13,808**	**42,816**	**81,288**	**86,325**
Tax	113	44	-3,418	-11,272	-22,814	-24,325
NET INCOME	**-424**	**1,276**	**10,390**	**31,544**	**58,474**	**62,000**
KEY INCOME DRIVERS						
Hydrogen Generators	**55**	**1,130**	**4,722**	**9,303**	**15,485**	**17,207**

1. Projections are based on the financial and business model of Fusion Fuel management, constitute "forward-looking statements" and involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different. See disclosures and disclaimers on slide 2 of this presentation.

Source: Fusion Fuel Management estimates

28

Valuation & Comps

Fusion Fuel & HL Acquisitions: Business Combination Overview 3.1x 0.3x 5.8x 7.0x 2.3x 7.7x 3.4x 21.7x 25.0x 45.1x 0x 5x 10x 0x 5x 10x EV/Sales EV/Sales 30 Public Valuation Comps 1. Assuming ~$97MM EV and net sales of ~$30MM in 2021 and ~$300MM in 2024 Source: FactSet, Fusion Fuel Management estimates Fusion Fuel EV/Sales Multiples Compare Favorably To Its Public Peer Group 2021E¹ 2024E¹

Fusion Fuel & HL Acquisitions: Business Combination Overview 3.1x 1.0x 0.5x 0.3x 0x 2x 4x 6x 8x 10x 12x 2021 2022 2023 2024 EV/Sales Fusion Fuel 11.1x 2.4x 1.0x 2021 2022 2023 2024 Nikola & VectoIQ 4.1x 1.6x 8.6x 2.6x ITM & Linde² NEL Hydrogen & Diagenic ASA³ CMI & Hydrogenics⁴ NEL & Proton OnSite⁵ 31 Fusion Fuel: Pro Forma Deal - Based Valuation Comps 1. Assuming baseline model execution, ~3.9x average comps, 10% discount rate, ~9.2MM outstanding shares, and USD/EUR exchange ra te ~1.1 2. FY+1 Sales (2020 - including revenue under negotiation) 3. FY+1 Sales (2014) 4. FY - 1 Sales (2018) 5. FY - 1 Sales (2016) Source: FactSet, Company filings, Fusion Fuel Management estimates Implied Equity Valuation ~$475MM ( ~ $50 /share )¹ Fusions Fuel: Exposure To Secular Hydrogen Growth, Significant Competitive Advantages, At A ~70% Discount

Fusion Fuel & HL Acquisitions: Business Combination Overview 32 Valuation Sensitivity Analysis 1,2 Implied Equity Value Per Share ($) Multiple 7.0x 8.0x 9.0x 10.0x 11.0x 12% $40 $46 $52 $58 $64 11% $42 $48 $54 $60 $66 10% $43 $50 $56 $62 $68 9% $45 $52 $58 $64 $71 8% $47 $53 $60 $67 $74 Discount Rate Implied Equity Value Per Share ($) 2024 EBITDA -20% -10% 0% 10% 20% 12% $42 $47 $52 $57 $62 11% $43 $49 $54 $59 $65 10% $45 $50 $56 $62 $67 9% $46 $52 $58 $64 $70 8% $48 $54 $60 $66 $72 Discount Rate Implied Equity Value Per Share ($) 2024 EBITDA -20% -10% 0% 10% 20% 7.0x $35 $39 $43 $48 $52 8.0x $40 $45 $50 $55 $60 9.0x $45 $50 $56 $62 $67 10.0x $50 $56 $62 $68 $75 11.0x $55 $62 $68 $75 $82 Multiple Implied EV ($MM) Multiple 7.0x 8.0x 9.0x 10.0x 11.0x 12% $372 $426 $479 $532 $585 11% $386 $441 $496 $552 $607 10% $400 $458 $515 $572 $629 9% $415 $475 $534 $593 $652 8% $431 $492 $554 $615 $677 Discount Rate Execution & EBITDA Upside Could Eventually Support A Valuation Of +$50/Share … +5x Its Current Value 1. Assumes USD/EUR exchange rate ~1.1, Shares outstanding ~9.2MM, 2024e EBITDA ~€75MM 2. Projections are based on the financial and business model of Fusion Fuel management, constitute “forward - looking statements” an d involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different. See disclosures and disclaime rs on slide 2 of this presentation. Source: FactSet, Fusion Fuel Management estimates

Transaction Details

Fusion Fuel & HL Acquisitions: Business Combination Overview

HL Acquisitions & Fusion Fuel: Transaction Overview (in millions)[1]

Sources	
Parent Securities to Fusion Fuel at Closing[3]	$26
Estimated Cash Held in Trust	$54
Estimated Cash Contributed from Balance Sheet	$0
Total Sources	**$80**

Pro-Forma Valuation[2]	
Current Redemption Price[4]	$10.56
PF Shares Outstanding	9.2
Implied Equity Value	**$97**
Plus: Net Debt	$0
Enterprise Value	**$97**

Uses	
Equity Consideration to Existing Fusion Investors[3]	$26
Cash to Existing Fusion Investors	$0
Cash for Growth & Corporate Purposes	$47.5
Estimated Transaction Costs	$6.5[5]
Total Uses	**$80**

Illustrative Pro-Forma Ownership[2]


HL Sponsor Shareholders
13.6%, 1.25M Shares
Existing Fusion Fuel Shareholders
23.2%, 2.13M Shares
HL Public Shareholders
63.2%, 5.79M Shares

1. Assuming no shareholders exercise redemption rights
2. Based on primary shares outstanding; excludes 9,875,000 outstanding HL warrants with a strike price of $11.50 per share, and 1,137,000 Class A ordinary shares and 1,137,000 warrants in potential earnout consideration to be issued to current Fusion Fuel shareholders contingent upon execution of HPAs and other related milestones
3. Assuming the value of units of Class B ordinary shares and warrants to purchase Class A ordinary shares to be issued to Fusion Fuel shareholders are equal to €10.73 per unit and a Euro/US$ exchange rate of $1.13/1 €
4. Based on the current redemption
5. Includes $1.7m of sponsor credit to be repaid upon transaction close

34

Fusion Fuel & HL Acquisitions: Business Combination Overview 35 • Implied Equity Value of $ 96 . 7 million¹ • HL shareholders will retain 77 % of the outstanding shares of the successor company after closing the transaction² • Current Fusion Fuel shareholders will roll 100 % of their holdings • Fusion Fuel owners to receive 2 , 125 , 000 Class B ordinary shares³ and warrants to purchase 2 , 125 , 000 Class A ordinary shares with an assumed value of € 10 . 73 /unit • Fusion Fuel owners can earn a contingent consideration of up to 1 , 137 , 000 Class A ordinary shares and warrants to purchase 1 , 137 , 000 Class A ordinary shares based on the net present value of Hydrogen Purchase Agreements (HPAs) executed with qualified counterparties by or before June 30 , 2022 (valuing the units of Class A ordinary shares and warrants at € 10 . 73 per unit) • Closing is conditioned on HL having net cash proceeds at closing in excess of € 22 . 8 million (calculated after redemptions, repayment of sponsor loans and payment of all transaction costs, and including any financing) • Primary uses of proceeds : Capital Project development, expanded production capacity for Fusion Fuel’s proprietary technology, and new market development • The transaction is expected to be consummated during 3 rd Quarter 2020 HL Acquisitions & Fusion Fuel: Deal Details 1. Based on 9,161,251 shares outstanding, excluding 9,875,000 outstanding warrants with a strike price of $11.50 per share, and 1,1 37,000 Class A ordinary shares and 1,137,000 warrants that may be issued in potential earnout consideration, and current redemption price of $10.56 per share. 2. Assuming no redemptions from trust account. Based on primary shares outstanding as described in Note 1 above. 3. Class B ordinary shares have same economic rights as Class A ordinary shares but grant Fusion Fuel shareholders protective pr ovi sions and effective Board control until Class B ordinary shares automatically convert into Class A ordinary shares in December 2023.

Fusion Fuel & HL Acquisitions: Business Combination Overview 36 • A significant component of Fusion Fuel’s consideration is a contingent payment that incentivizes management to deliver on robust business development targets and ensures alignment between HL shareholders and the owners of Fusion Fuel • The contingent consideration is earned as the company achieves different milestones, based on significant commercialization, financing, and operational benchmarks – all of which serve to de - risk the company and unlock value for shareholders • Assuming the full earnout is awarded to Fusion Fuel owners, their ownership of the merged company would be 30 . 6 % on a fully - diluted basis 1 The Deal’s Earnout Incentive Ensures Alignment 1. Assuming no redemptions from trust account. Based on primary shares outstanding; includes 11,012,000 outstanding warrants wit h a strike price of $11.50 per share.

Takeaways

Fusion Fuel & HL Acquisitions: Business Combination Overview Executive Summary & Financial Projections (MM €)¹ Vision Unique IP & Cost Advantage Diverse Revenue Model Extensive Managerial Expertise Fusion Fuel’s electrolyzer produces Green Hydrogen significantly cheaper than the 3 . 5 – 7 . 5 €/kg from conventional competitors Project Development : Selling hydrogen into natural gas networks, clean transportation fuels, and other markets Technology : Selling proprietary technology to end users to produce Green Hydrogen The Fusion Fuel Management estimates team possesses 40 + years of collective experience and a successful track record in the energy and environmental infrastructure sector To become one of the major players in the global hydrogen economy over the next 10 years To enable meaningful emissions reductions through viable economic means Fusion Fuel Executive Summary 38 0 50 100 150 200 250 300 350 0 50 100 150 200 250 300 2020E 2021E 2022E 2023E 2024E MM € MM € Year Revenue Technology Project Development 0 20 40 60 80 100 120 140 0 20 40 60 80 100 120 2020E 2021E 2022E 2023E 2024E MM € MM € Year EBITDA Technology Project Development 0 20 40 60 80 0 10 20 30 40 50 60 70 2020E 2021E 2022E 2023E 2024E MM € MM € Year Net Income 1. Projections are based on the financial and business model of Fusion Fuel management, constitute “forward - looking statements” an d involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different. See disclosures and disclaimers on slide 2 of this presentation. Source: Fusion Fuel Management estimates

Fusion Fuel & HL Acquisitions: Business Combination Overview Investment Highlights 39 The Deal’s Earnout Incentive Ensures Alignment Solid Management Track Record , With Existing Expertise & Production Footprint A Growth Driver In Their Own Backyard: The Sines Project Proprietary Technology Enabling Ultra - Competitive Green Hydrogen Governments Actively Supporting A Decarbonized Hydrogen Industry Massive Addressable Market , With A Significant & Visible Commercial Ramp Significant Local Content Advantages

HL Acquisitions Overview

Fusion Fuel & HL Acquisitions: Business Combination Overview HL Acquisitions Key Leadership Team 41 Rune Magnus Lundetrae – Independent Director Mr . Lundetrae served as Deputy Chief Executive Officer and Chief Financial Officer of Borr Drilling Ltd . from its inception in December 2016 through December 2019 . From August 2015 to December 2016 , Mr . Lundetrae was a Managing Director and Head of Oil Services of DNB Markets, the investment banking subsidiary of DNB, Norway’s largest financial services group . From 2012 to June 2015 , he served as Chief Financial Officer of Seadrill Ltd, the world’s largest offshore driller . Ajay Khandelwal – Independent Director Since December 2017 , Mr . Khandelwal has served as the Chief Executive Officer of Chi Energie Private Limited, an LNG logistics and distribution business . From 2013 to September 2017 , he served as President (Petroleum and Production) of Reliance Industries Limited . From 2010 to 2013 , he served as CEO of Jubilant Energy, an E&P company based in India . From 2006 to 2009 , he served as an investment advisor to the family office of John Fredriksen , one of the world’s largest owners of shipping and oilfield services businesses . From 2001 to 2006 , he served in several positions with Shell International, most recently as Lead Investment Finance Advisor, focusing on LNG business development and upstream M&A . Jeffrey Schwarz – Chairman & CEO Mr . Schwarz is the co - founder of Metropolitan Capital Advisors, Inc . , a New York - based hedge fund founded in 1992 . He served as Metropolitan’s Chief Investment Officer from the firm’s inception until his retirement in 2012 . Since 2012 , Mr . Schwarz has served as the Managing Member of Metropolitan Capital Partners V LLC, the investment vehicle of the Schwarz family office . He previously served as Chairman of the Board of Molopo Energy, Ltd . , and Director of Cyberonics , Inc . Mr . Schwarz is a graduate of the University of Pennsylvania’s Wharton School, summa cum laude, having received a BS in Economics and an MBA .

Fusion Fuel & HL Acquisitions: Business Combination Overview HL Acquisitions Leadership & Stakeholders 42 Jon Guss – Independent Director Mr . Guss joined Bogen Communications International in November 1997 as Chief Executive Officer . From 1994 to 2005 , he served on the Board of Directors of Alliant Techsystems, Inc . , a Fortune 500 defense contractor . Between 1981 and 1990 , he was a consultant with the Booz - Allen & Hamilton . He received an MBA with Distinction from the Harvard Graduate School of Business, and a Bachelor’s Degree in Economics, Phi Beta Kappa, from Reed College . Benjamin Schwarz – VP of Business Development Mr . Schwarz has served as VP of Business Development at HL Acquisitions since its inception . Prior to that, he spent two years working an engagement manager with Stratalis Group, a boutique strategy and innovation consultancy . He started his career as a consultant with Deloitte’s internal corporate strategy practice, where he worked from 2011 to 2018 . He received a Bachelor’s Degree in Science, Technology & Society, from the University of Pennsylvania . Primary Capital Providers ▪ Schwarz Family ▪ Joel Greenblatt (Founder and Co - CIO of Gotham Capital) ▪ Karen Finerman (CEO & Co - Founder of Metropolitan Capital Advisors, Panelist on CNBC’s Fast Money)